Exhibit 99.1

FOR IMMEDIATE RELEASE

Investors & Media:
Julie D. Dewey
Sr. Vice President, Chief Communications Officer
Wright Medical Group N.V.
(901) 290-5817
julie.dewey@wright.com

Wright Medical Group N.V. Enters Into Definitive Agreement to Acquire Cartiva, Inc.

Will Add Unique PMA-Approved Technology for High Volume Foot & Ankle Procedure and Further Accelerate Growth Opportunities in Wright’s Extremities Business

Purchase Price of $435 Million Cash

Acquisition Expected to be Accretive to Wright’s Pro Forma Net Sales Growth Rate, Adjusted EBITDA Margin, non-GAAP EPS and Cash Flow in 2019

Wright Raises Full-Year 2018 Net Sales Guidance Excluding Impact of Cartiva Acquisition

Wright to Host Conference Call Today at 8:00 a.m. Eastern Time

AMSTERDAM, The Netherlands – August 27, 2018 – Wright Medical Group N.V. (NASDAQ:WMGI) today announced it has entered into a definitive agreement to acquire Cartiva, Inc., a private orthopaedic medical device company focused on treatment of osteoarthritis of the great toe. The transaction will add a differentiated PMA-approved technology for a high-volume foot and ankle procedure and further accelerates growth opportunities in Wright’s global Extremities business.

Under the terms of the agreement with Cartiva, Wright will acquire 100% of Cartiva’s outstanding equity on a fully diluted basis for a total price of $435 million in cash.

Cartiva’s lead product, a Synthetic Cartilage Implant (SCI) for treating arthritis at the base of the great toe, received U.S. Premarket Approval (PMA) in July 2016. The SCI is composed of a biocompatible, durable, low-friction organic polymer that functions similarly to natural cartilage and can be implanted in about 35 minutes. Unlike fusion, Cartiva reduces joint pain without sacrificing the foot’s natural movement and retains mobility and range of motion. Due to a less restrictive rehabilitation protocol, Cartiva patients typically return to function and activities of daily living faster than patients who undergo a fusion procedure. Additional regulatory approvals have been obtained in Canada, EU, Brazil, Chile and Australia.

Wright expects full-year 2018 Cartiva revenues to be approximately $35 million, which represents approximately 50% growth over 2017, with gross margins and adjusted EBITDA margins accretive to Wright.

Robert Palmisano, Wright’s president and chief executive officer, commented, “We are delighted to add Cartiva’s technology, including its Synthetic Cartilage Implant, the first and only PMA product for the treatment of great toe osteoarthritis, to our market-leading lower extremities portfolio. Supported by compelling clinical performance and the only product of its kind backed by Level I clinical evidence, Cartiva is experiencing rapid commercial adoption and is well positioned for future growth as it addresses large markets with significant unmet needs. We believe this technology is a perfect fit for our Lower Extremities business and adds a differentiated product that addresses a common condition that is treated by most foot and ankle surgeons and has strong patient demand.”

Palmisano continued, “In addition to the excellent strategic fit, the transaction is financially compelling, as the combination of high gross margins, very low instrument and inventory investment and limited infrastructure to be integrated, make the transaction attractive from a projected return on investment standpoint. We also expect the combination to be approximately 100 basis points accretive to our pro forma revenue growth rate and approximately 100 basis points accretive to adjusted EBITDA margins in 2019. Our core foot and ankle business has continued to gain momentum throughout the third quarter, and we expect this acquisition to further accelerate our growth prospects in this part of our business.”

Timothy Patrick, Cartiva’s president and chief executive officer added, “We are delighted to have found an excellent strategic buyer in Wright, a company that shares our commitment to technological leadership and that is a leader in foot and ankle with a demonstrated track record of commercializing breakthrough technologies. We believe that Wright, with its 300-plus direct foot and ankle sales organization in the U.S. and its large international organization, as well as its expertise in medical education and product development, is the ideal partner to realize the full potential of our SCI technology. We look forward to an exciting future as part of Wright Medical.”

For more information on this transaction, please refer to the investor presentation filed as an exhibit to the company’s Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (SEC).

Financing

The company anticipates funding the purchase price through the sale of equity securities at some time prior to closing of the Cartiva transaction. The Cartiva transaction is expected to close in the fourth quarter of 2018. The Cartiva acquisition agreement does not contain a financing contingency. This press release is not an offer to sell or a solicitation of offers to buy any securities. Any financing will be conducted pursuant to separate offering materials.

Approvals and Timing

The transaction has been unanimously approved by the Boards of Directors of Wright and Cartiva, and by the requisite vote of the Cartiva stockholders.

The transaction is expected to close in the fourth quarter of 2018, subject to the satisfaction of customary closing conditions, including Hart Scott Rodino clearance.

Wright Raises Full-Year 2018 Net Sales Guidance Based on Strong Third Quarter Performance to Date

Based on the strong performance of the business in the third quarter to date, Wright today raised and narrowed its full-year 2018 net sales guidance, excluding the impact of the Cartiva acquisition to approximately $812 million to $822 million, from its previous guidance of approximately $808 million to $820 million. Wright expects to update its guidance for full-year 2018 non-GAAP adjusted EBITDA from continuing operations on its third quarter 2018 earnings call, which is currently scheduled for November 7, 2018.

Wright will provide updated full-year 2018 guidance, including the impact of the Cartiva acquisition, following the closing of the transaction. Assuming a close of the transaction in 2018, Wright anticipates the acquisition to increase 2019 net sales by approximately $47 million and non-GAAP adjusted EBITDA from continuing operations by approximately $20 million, which the company anticipates will be approximately 100 basis points accretive to the company’s pro forma net sales growth rate (on a constant currency basis) and approximately 100 basis points accretive to non-GAAP adjusted EBITDA margin from continuing operations.

The company’s existing targets for non-GAAP adjusted EBITDA from continuing operations and non-GAAP adjusted EBITDA margin from continuing operations are measured by adding back to net loss from continuing operations projected charges for interest, income taxes, depreciation and amortization expenses, non-cash share-based compensation expense and non-operating income and expense. Additionally, the company’s existing targets for non-GAAP adjusted EBITDA from continuing operations and non-GAAP adjusted EBITDA margin from continuing operations exclude possible future acquisitions; other material future business developments; and due diligence, transaction and transition costs associated with acquisitions and divestitures.

With respect to the company’s 2018 financial guidance regarding non-GAAP adjusted EBITDA from continuing operations and non-GAAP adjusted EBITDA margin from continuing operations, the company cannot provide a quantitative reconciliation to the most directly comparable GAAP measures without unreasonable effort due to its inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments as described below in the “Non-GAAP Financial Measures” section of this release, including the foreign currency fluctuations and market driven fair value adjustments to CVRs and derivatives. The differences between these non-GAAP financial measures and the most directly comparable GAAP measure are described below qualitatively.

The company’s anticipated ranges for net sales, pro forma net sales growth rate, non-GAAP adjusted EBITDA from continuing operations, and non-GAAP adjusted EBITDA margin from continuing operations are forward-looking statements, as are any other statements that anticipate or aspire to future events or performance. They are subject to various risks and uncertainties that could cause the company’s actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the company’s actual performance. See the cautionary information about forward-looking statements in the “Cautionary Note Regarding Forward-Looking Statements” section of this release.

Advisors

In connection with this transaction, J.P. Morgan Securities LLC is serving as financial advisor to Wright, and Bass, Berry & Sims PLC and Ropes & Gray LLP are serving as legal advisors. Additionally, Guggenheim Securities is acting as financial advisor to Cartiva, Inc., and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP serving as legal advisor.

Conference Call and Webcast

Wright will host a conference call starting at 8:00 a.m. Eastern Time today. The live dial-in number for the call is (844) 295-9436 (U.S.) / (574) 990-1040 (Outside U.S.). The participant passcode for the call is “Wright.” A simultaneous webcast of the call will be available via Wright’s corporate website at www.wright.com.

A replay of the call will be available beginning at 10:00 a.m. Eastern Time on August 27, 2018 through September 2, 2018. To hear this replay, dial (855) 859-2056 (U.S.) / (404) 537-3406 (Outside U.S.) and enter code 1194229. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the “Investor Relations - Presentations/Calendar” section of the company’s corporate website located at www.wright.com.

The conference call may include a discussion of non-GAAP financial measures. See the information about non-GAAP financial measures in the “Non-GAAP Financial Measures” section of this release. With respect to any historical non-GAAP financial measures that may be discussed, reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in the company’s prior Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (SEC).

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the “Cautionary Note Regarding Forward-Looking Statements” section of this release.

About Wright Medical Group N.V.

Wright Medical Group N.V. is a global medical device company focused on extremities and biologics products. The company is committed to delivering innovative, value-added solutions improving the quality of life for patients worldwide. Wright is a recognized leader of surgical solutions for the upper extremities (shoulder, elbow, wrist and hand), lower extremities (foot and ankle) and biologics markets, three of the fastest growing segments in orthopaedics.

™ and ® denote trademarks and registered trademarks of Wright Medical Group N.V. or its affiliates, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

About Cartiva, Inc.

Cartiva, Inc. is a privately-held orthopaedic medical device company dedicated to improving the quality of life of patients with osteoarthritis, cartilage damage and other musculoskeletal conditions. Based in Alpharetta, Georgia, Cartiva’s lead product, a unique synthetic cartilage implant, received U.S. Premarket Approval (PMA) in July 2016 for its initial indication, osteoarthritis at the base of the great toe.

Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles, the company uses certain non-GAAP financial measures in this release. Wright’s non-GAAP financial measures include net sales, excluding the impact of foreign currency; pro forma revenue growth rate (on a constant currency basis); non-GAAP adjusted EBITDA from continuing operations; and non-GAAP adjusted EBITDA margin from continuing operations. The company’s management believes that the presentation of these measures provides useful information to investors, including with respect to management’s expectations regarding the impact of the planned transaction. Wright’s non-GAAP financial measures exclude such items as the impact of foreign currency fluctuations, non-cash interest expense related to the company’s convertible notes, non-cash loss on extinguishment of debt, transaction and transition costs, net gains and losses on mark-to-market adjustments on CVRs and derivative assets and liabilities, net non-cash gains and losses on foreign currency translation, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the company’s reported results of operations for a period. For these reasons the company cannot reasonably predict with sufficient reliability all of the necessary components of the comparable GAAP measure for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures. Projections regarding the expected impact of the potential acquisition are based on internal forecasts of both Wright and Cartiva non-GAAP financial measures, and exclude the impact of purchase accounting adjustments, acquisition-related costs, and other items that can have a substantial impact on GAAP measures of financial performance. Management uses the non-GAAP measures in this release internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets, as well as the evaluation of strategic opportunities. Investors should consider non-GAAP financial measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “could,” “may,” “will,” “believe,” “estimate,” “continue,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this release include, but are not limited to, statements about the clinical performance and market acceptance of Cartiva’s products, the anticipated financial performance of Cartiva’s products and the effect of the Cartiva acquisition on Wright’s financial performance, Wright’s anticipated sale of equity securities to fund the Cartiva acquisition, Wright’s anticipated financial results for 2018 and Wright’s future growth prospects. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure of the Cartiva acquisition to close or a delay in the closing, the inability of Wright to complete the anticipated sale of equity securities to finance the Cartiva acquisition due to adverse market conditions, failure to achieve the anticipated financial benefits of the Cartiva acquisition, unanticipated clinical performance issues with Cartiva products or the introduction of competitive products with clinical performance attributes that are superior to Cartiva products, failure to achieve wide market acceptance of the Cartiva products due to clinical, regulatory, cost, reimbursement or other issues, failure to achieve anticipated financial results for 2018, the failure of Wright’s 2017 U.S. sales force additions to achieve expected results, delay or failure to drive U.S. lower extremities or biologics sales to anticipated levels; continued supply constraints; failure to integrate the legacy Wright and Tornier businesses and realize net sales synergies and cost savings from the merger with Tornier or delay in realization thereof; operating costs and business disruption as a result of that merger, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; integration costs; actual or contingent liabilities; adverse effects of diverting resources and attention to providing transition services to the purchaser of the large joints business; the adequacy of Wright’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated commercial sales of our AUGMENT® Bone Graft and other new products; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with the metal-on-metal master settlement agreement and the settlement agreement with the three settling insurers; risks associated with the subsequent metal-on-metal settlement agreements and ability to obtain the additional new insurance proceeds contingent thereon; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 31, 2017 filed by Wright with the SEC on February 28, 2018 and subsequent SEC filings by Wright, including without limitation its Quarterly Reports on Form 10-Q for the quarters ended April 1, 2018 and July 1, 2018. Investors should not place considerable reliance on the forward-looking statements contained in this release. Investors are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this release speak only as of the date of this release, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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